Putnam
Diversified
Equity
Trust

                                 [P H O T O]

SEMIANNUAL REPORT
August 31, 1995

                                  [L O G O]


                    B O S T O N * L O N D O N * T O K Y O

Performance highlights


> According to Lipper Analytical Services, the fund's 20.46% total return for class A shares at net asset value for the 12 months ended September 30, 1995, ranked in the top 8% of 115 global funds rated over the same period.*


SEMIANNUAL 1995 RESULTS AT A GLANCE


                                   Class A           Class B
Total return:                   NAV      POP      NAV      CDSC
(change in value during
period plus reinvested
distributions)
6 months ended 8/31/95         17.10%   10.35%   16.82%    11.82%

                                         Class
                          Class A         B           Class M
Share value:           NAV     POP      NAV      NAV      POP
2/28/95               $ 8.83  $ 9.25    $ 8.80    --        --
7/3/95 (inception
of class M shares)      --      --        --    $ 9.76    $10.11
8/31/95                10.34   10.97     10.28   10.33     10.70

The fund pays distributions annually in December.

Data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9. Effective 7/3/95, the fund began offering class M shares. Performance for class M shares is not shown because of the brevity of the reporting period. For class A shares, POP assumes 4.50% maximum sales charge on 2/28/95, and 5.75% maximum sales charge on 8/31/95. For class M shares, POP assumes 3.50% sales charge. CDSC assumes 5% maximum contingent deferred sales charge.



* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 9/30/95, the fund's class A and class B shares ranked 9 and 10, respectively, out of 115 global funds for 1-year performance, and 5 and 6, respectively, out of 108 global funds for performance since inception. Past performance is not indicative of future results. Rankings for other share classes will vary.

From the Chairman



[P H O T O]

(c) Karsh, Ottawa

Dear Shareholder:

Putnam Management's forecast for this year called for continued improvement in the U.S. and international stock markets, but did not anticipate the vigor of the advance of the domestic market during the year's first half. Looking ahead, it appears unlikely that the U.S. market can remain as exuberant as it has been over the first three quarters of calendar 1995, but we do not believe the advance has entirely run its course.


During the six months ended August 31, 1995, the flexibility afforded by Putnam Diversified Equity Trust's investment strategy allowed your fund to capture gains in all three market sectors in which it invests. The value sleeve benefited from mergers and the recent strength of financial stocks and the growth sleeve from strength in technology. Even the international sleeve, in which markets were still gathering momentum for recovery, provided moderate gains.



In the following report, your fund's management team explains the fund's unique strategy and comments on performance during the first half of its fiscal year.


Respectfully yours,

/s/ George Putnam
Chairman of the Trustees
October 18, 1995

Report from the Fund Managers
David L. King, lead manager
John K. Storkerson
Charles H. Swanberg

The first six months of Putnam Diversified Equity Trust's fiscal year were characterized by a gradual slowdown in U.S. economic growth and a robust domestic stock market. The U.S. dollar declined steadily against major foreign currencies through June, and then rebounded convincingly in the remainder of the fiscal period.


During the semiannual period ended August 31, 1995, your fund's three-sector investment strategy--comprising domestic value, domestic growth, and international stocks--again enabled us to capitalize on fluctuating market and economic conditions. As a result, the fund's class A and class B shares generated total returns of 17.10% and 16.82%, respectively, at net asset value during the period, outpacing the 16.77% return of the Standard and Poor's 500 Index(R) and the Morgan Stanley Capital International EAFE Index's 9.33% advance.


>  MERGERS AND FINANCIAL STOCKS DRIVE VALUE SLEEVE

Your fund's value-investing strategy is based on a "bottom-up" approach. This means we identify individual companies trading at depressed prices rather than focusing on familiar mainstream companies. While it is true that attractive companies often cluster in particular industries, our focus for this portion of the portfolio is on specific stocks.

Although the recent slowdown in economic growth suppressed portions of the value sector, your fund realized hardy performance from its value holdings. Among the most notable contributors were three holdings that were involved in mergers. The first merger, in early August, took place between Southern Pacific Rail Corp. and Union Pacific Corp., two railroad stocks. Later that month, Upjohn Company, a holding with a significant market share in the United States, merged with Pharmacia, a Swedish drug company with a large presence in Europe. Investors anticipated that the former merger would reduce operating costs and the latter would lead to increased revenues through global cross-selling. In both cases, the fund gained from the resulting stock appreciation.


Value-oriented investments in the financial sector also contributed substantially to the fund's performance. In particular, the fund's position in Sallie Mae, a buyer of student loans, proved especially beneficial. After dissident shareholders challenged the existing board, devaluing the company's stock, Sallie Mae underwent internal restructuring and its stock rebounded. The stocks of Bear Stearns (securities brokerage and investment banking) and Bankers Trust (commercial banking) also showed improved performance over the period.

Recently, electric utility stocks have become increasingly attractive. These stocks were largely neglected by investors over the past several months and the industry has begun to capitalize on recent deregulation. Therefore, we have begun to invest more heavily in this sector. In addition, the retail industry, which has languished as the economy has slowed, may offer inviting opportunities if these stocks are overly discounted by short-term pessimism regarding economic growth.


>  GROWTH STOCKS ADVANCE AS THE ECONOMY SLOWS

Growth stocks tend to maintain healthy rates of growth whether the economy is growing rapidly or slowly. As a result, these securities typically become more attractive to investors when economic growth is slow. Consequently, the recent slowdown in economic growth bolstered the performance of your fund's growth-stock holdings.



[BAR CHART]
TOP INDUSTRY SECTORS*
Banks                                   5.4%
Business services                       5.2%
Pharmaceuticals and biotechnology       5.1%
Semiconductors                          4.3%
Electric utilities                      3.9%
Retail                                  3.9%



*Based on net assets as of 8/31/95. Sectors will vary over time.

Just as we do in the fund's value segment, we look at growth stocks from the bottom up, although attractive opportunities often accumulate in booming industries. Over the six-month fiscal period, your fund benefited significantly from investments in the semiconductor industry, especially Maxim Integrated Products (140% total return) and Xilinx Inc. (92%). Outside this market, the fund prospered from its holdings in Boston Scientific (medical devices), Blyth Industries (candle manufacturing), and America Online.


One sector where we expect to find attractive stocks in the remainder of the fund's fiscal year is technology. At the very least, the sector should be sustained by burgeoning participation in the Internet. Another industry worthy of note is health care, where the portfolio's current allocation is small. Shortly after the government's health-care initiative gained momentum, these stocks plummeted as investors were driven away by the industry's uncertain future. When the government's initiative lost steam, health-care stocks recovered temporarily, only to lose ground again as the industry began to correct its own excesses. We may increase the portfolio's allocation to the health-care industry as its future becomes better defined and the potential for price appreciation improves.

> INTERNATIONAL MARKETS HINT AT RECOVERY

At the outset of the fund's fiscal year, international stock markets posted largely negative returns in local currency terms, but the potency of foreign currencies transformed these performances into moderate gains when measured in U.S. dollars. Among the strongest international markets at that time were those of France and the United Kingdom, which were overweighted in your fund's portfolio.


After declining in local currency terms through the first four months of the period, Japan's stock market rebounded in July and August. The reasons for this recovery were twofold: the decline of the yen versus the dollar revitalized Japanese exports, and the Japanese government's support for struggling domestic banks boosted the economy. Elsewhere in the Pacific Basin, markets generally began the period with bland returns and then modestly improved, led by Hong Kong and Australia. European markets, many of which posted negative returns early on, improved temporarily before again declining in August.

TOP 3 VALUE STOCK HOLDINGS


Philip Morris Companies, Inc.
Producer of consumer goods including tobacco, food, and beer


Eli Lilly & Company
Manufacturer of pharmaceuticals and medical instruments

Bankers Trust New York Corporation
Commercial banker and financial advisor

TOP 3 GROWTH STOCK HOLDINGS

Maxim Integrated Products, Inc.
Manufacturer and marketer of specialized semiconductors


Hospitality Franchise Systems, Inc.
Advertising, reservations, and training services for hotel chains



Cisco Systems, Inc.
Developer of computer networking systems


TOP 3 INTERNATIONAL STOCK HOLDINGS

Austria Mikro Systeme International (Austria)
Manufacturer of specialized semiconductors

Rohm Company Ltd. (Japan)
International manufacturer of semiconductors

Murata Manufacturing Company Ltd. (Japan)
Producer of super-high frequency electrical equipment


These holdings represent 6.84% of the fund's assets as of 8/31/95. Portfolio holdings are subject to change.

While there can be no guarantees, we believe the U.S. dollar may continue to strengthen relative to major foreign currencies. This trend could, in turn, enhance the performance of international stock markets as foreign economies benefit from increased exports.



> A STRATEGY FOR ANY MARKET

Your fund's strategy of dividing the portfolio among growth, value, and international stocks was designed to bolster performance in many different market and economic environments. Since inception, this strategy has uncovered lucrative investment opportunities and has produced sound returns. While past performance cannot ensure future gains, your fund is well equipped to continue to make the most of future market opportunities.



The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks associated with currency fluctuations and political developments.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Equity Trust is designed for investors seeking capital appreciation through a diversified portfolio consisting primarily of domestic growth, domestic value, and international stocks.

TOTAL RETURN FOR PERIODS ENDED 8/31/95

                                                          Standard
                          Class A           Class B       & Poor's     Morgan
                                                             500      Stanley
                       NAV      POP      NAV      CDSC      Index       EAFE
6 months              17.10%   10.35%   16.82%   11.82%     16.77%      9.33%
1 year                15.54     8.87    14.87     9.87      21.42       0.49
Life of fund
  (since 7/1/94)      21.93    14.90    21.22    17.22      29.96       3.86
average annualized    18.47    12.61    17.88    14.55      25.10       3.30

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)

                                   Class A                Class B
                               NAV        POP        NAV        CDSC
6 months                       18.05%     11.27%     17.78%     12.78%
1 year                         20.46      13.55      19.92      14.92
Life of fund
  (since 7/1/94)               25.71      18.46      25.00      21.00
average annualized             20.08      14.51      19.54      16.47


Performance data represent past results and will differ for each class of shares. Performance for class M shares, which became effective 7/3/95, is not shown because of the brevity of the reporting period. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index.

Europe, Australia, and Far East (EAFE) component of the Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Because the fund is a managed portfolio investing in a wide variety of foreign securities, the securities it owns will not match those in the index.

Relative risk/reward potential of Putnam funds

These illustrations provide a simplified guide to the risk/reward potential for funds within each category of the Putnam Family of Funds and are not intended as investment advice. Your investment advisor can help you evaluate your risk tolerance.

These rankings are relative only to Putnam funds and should not be compared to other investments. There is no guarantee that one Putnam fund will be less volatile than another, since each fund has its own investment risks. That's why it is essential to read the fund's prospectus before investing.

PUTNAM GROWTH FUNDS

[Graphic representation of funds from higher risk to lower risk]

Higher Risk Higher Reward Potential
Asia Pacific Growth (1)
OTC Emerging Growth (2)
Int'l New Opportunities (1),(2)
New Opportunities (2)
Europe Growth (1)
Overseas Growth (1)
Voyager
Voyager II
Health Sciences
Natural Resources
Vista
Global Growth (1)
Diversified Equity (1)
Investors
Lower Risk Lower Reward Potential

PUTNAM GROWTH AND INCOME FUNDS

[Graphic representation of funds from higher risk to lower risk]

Higher Risk Higher Reward Potential
Putnam Growth and Income Fund II
Fund for Growth and Income
Equity Income
Convertible Income-Growth
George Putnam
Utilities Growth and Income
Balanced Retirement
Lower Risk Lower Reward Potential

PUTNAM GROWTH FUNDS

(1) Foreign investments are subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

(2) This fund invests all or a portion of its assets in small to medium-sized companies, which increases the risk of price fluctuations.


(3) While U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal.

PUTNAM INCOME FUNDS

[Graphic representation of funds from higher risk to lower risk]

Higher Risk Higher Reward Potential
High Yield Advantage(5)
High Yield(5)
Global Gov't.(1),(5)
Preferred Income
Income
Diversified Income(1),(3),(5)
Federal Income(3)
American Gov't. Income(3)
U.S. Gov't. Income(3)
Intermediate U.S. Gov't. Income(3)
Adjustable Rate U.S. Gov't.(3)
Money Market(4)
Lower Risk Lower Reward Potential

PUTNAM TAX-FREE FUNDS(6)

[Graphic representation of funds from higher risk to lower risk]

Higher Risk Higher Reward Potential
Tax-Free High Yield(5)
Municipal Income
Single-state tax-free funds*
Tax Exempt Income
Tax-Free Insured(7)
Intermediate Tax Exempt
Tax Exempt Money Market(4)
Lower Risk Lower Reward Potential


*State tax-free funds available for Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Not available in all states.


LIFESTAGE(SM) FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments. The three portfolios are:

>  Putnam Asset Allocation: Balanced Portfolio
>  Putnam Asset Allocation: Conservative Portfolio
>  Putnam Asset Allocation: Growth Portfolio

Please call your financial advisor -- or Putnam at 1-800-225-1581 -- to obtain a prospectus for any Putnam fund. The prospectus contains more complete information, including risk considerations, charges, and expenses. Read it carefully before you invest or send money.

(4) The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price can be maintained in the future.

(5) The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds.

(6) Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

(7) Bond insurance does not guarantee principal or protect against changes in market price.

Portfolio of investments owned
August 31, 1995 (Unaudited)

COMMON STOCKS (93.9%)*
NUMBER OF SHARES                                                   VALUE

Advertising (0.5%)
 20,000      Omnicom Group, Inc.                               $  1,255,000

Aerospace and Defense (0.9%)
 29,700      Flight Safety International, Inc.                    1,317,938
 13,700      Lockheed Martin Corp.                                  833,988
                                                                  2,151,926
Airlines (0.7%)
 20,800      K.L.M.-Royal Dutch Airlines (Netherlands)              687,007
 60,000      Singapore Airlines Ltd. (Registered)
             (Singapore)                                            507,042
 48,500      Swire Pacific Ltd. Class A (Hong Kong)                 363,451
                                                                  1,557,500
Automotive (2.4%)
 10,500      Autoliv AB (Sweden)                                    634,593
 35,300      General Motors Corp.                                 1,659,100
  7,300      Magna International, Inc. Class A                      326,675
 61,000      Mitsubishi Motors Corp. (Japan)                        530,926
  5,000      Peugeot Citroen S.A. (France)                          661,208
 37,800      Varity Corp.                                         1,719,900
                                                                  5,532,402
Banks (5.4%)
145,335      Allied Irish Banks PLC (Ireland)                       675,880
    400      Baer Holdings AG (Germany)                             419,197
 10,180      Banco de Bilbao Vizcaya (Spain)                        308,300
 28,600      Bankers Trust New York Corp.**                       1,969,825
 71,798      Barclays Bank PLC (United Kingdom)                     803,310
 70,000      Development Bank of Singapore Ltd.
             (Registered) (Singapore)                               798,592
 44,300      Fleet Financial Group, Inc.                          1,639,100
 28,300      Guoco Group Ltd. (Hong Kong)                           134,558
 54,600      HSBC Holdings PLC (Hong Kong)                          733,672
 59,000      Malayan Banking BHD (Malaysia)                         484,964
 32,000      Mitsubishi Bank Ltd. (Japan)                           658,436
 30,200      NationsBank Corp.                                    1,853,525
  2,650      Societe Generale (France)                              276,884
  6,200      Southern Bank Berhad (Malaysia)                         14,170
    715      Union Bank of Switzerland
             (Bearer) (Switzerland)                                 639,296
 80,200      United Overseas Bank Ltd. (Registered)
             (Singapore)                                            694,690
 33,000      Yamaguchi Bank Ltd. (Japan)                            577,161
                                                                 12,681,560
Basic Industrial Products (0.7%)
    110      Asahi Diamond Industrial Co., Ltd. (Japan)               1,415
 60,000      Mitsui Fudoscan Co. Ltd. (Japan)                       472,222

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE

Basic Industrial Products (continued)
  2,300      Rieter Holding AG (Registered) (Switzerland)       $   627,464
  1,600      Sommer Allibert (France)                               544,669
                                                                  1,645,770
Broadcasting (1.1%)
  8,000      Capital Cities/ABC, Inc.                               920,000
 10,700      Clear Channel Communications, Inc.                     798,488
 23,700      Infinity Broadcasting Corp. Class A                    850,238
                                                                  2,568,726
Building and Construction (0.5%)
    400      JGC Corp. (Japan)                                        4,774
 62,000      Shimizu Corp. (Japan)                                  656,996
    700      Taihei Dengyo Corp. Ltd. (Japan)                        11,667
 77,000      United Engineers Berhad Ltd. (Malaysia)                515,597
                                                                  1,189,034
Building Products (1.7%)
127,200      CRH PLC (Ireland)                                      874,192
 64,000      Hong Leong Industries (Malaysia)                       343,865
 10,120      Lafarge Coppee (Bearer) (France)                       756,422
 42,000      Marui Co. Ltd. (Japan)                                 743,210
 26,000      Sungei Way Holdings Berhad (Malaysia)                   97,995
 15,500      Tarkett AG (Germany)                                   394,238
 22,000      Tostem Corp. (Japan)                                   692,593
                                                                  3,902,515
Business Services (5.2%)
 14,000      Alco Standard Corp.                                  1,127,000
 49,125      CUC International, Inc.                              1,676,391
 53,600      Corporate Express, Inc.                              1,252,900
 44,000      Dai Nippon Printing Co., Ltd. (Japan)                  701,646
 16,900      General Motors Corp. Class E                           787,963
 44,300      Interpublic Group Cos. Inc.                          1,722,163
 16,000      Komori Printing Machinery Co., Ltd. (Japan)            390,124
 26,900      Officemax, Inc.                                        632,150
 39,505      Paychex, Inc.                                        1,619,705
 13,000      Randstad Holdings N.V. (Netherlands)                   909,367
 20,000      Securicor Group PLC Class A (United Kingdom)           341,396
 25,000      Security Services PLC (United Kingdom)                 391,054
    400      Societe Generale de Surveillance Holdings
             S.A. (Bearer) (Switzerland)                            720,286
                                                                 12,272,145
Cable Television (0.7%)
 25,000      TCA Cable TV, Inc.                                     790,625
 47,799      Tele-Communications Inc. Class A                       884,282
                                                                  1,674,907
Chemicals (3.0%)
  7,000      Akzo-Nobel N.V. (Netherlands)                          826,034
 60,400      CBI Industries, Inc.                                 1,479,800
  4,230      Dutch States Mines N.V. (Netherlands)                  350,184
 55,000      KAO Corp. (Japan)                                      639,404

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE

Chemicals (continued)
 13,300                                                         $
             Schulman (A.), Inc.                                   352,450
 70,000      Sekisui Chemical Co. Ltd. (Japan)                     885,803
  1,500      Solvay S.A. (Belgium)                                 785,653
 50,400      Union Carbide Corp.                                 1,789,200
                                                                 7,108,528
Combined Utilities (0.4%)
 22,000      Veba (Vereinigte Elektrizitaets Bergwerks) AG
             (Germany)                                             841,596

Computer Equipment (0.3%)
 69,000      Fujitsu Ltd. (Japan)                                  752,469

Computer Services (1.5%)
 17,600      America Online, Inc.                                1,159,400
 24,000      First Data Corp.                                    1,401,000
 20,298      Getronics Electric N.V. (Netherlands)                 870,443
                                                                 3,430,843
Computer Software (2.1%)
 25,600      Adobe Systems, Inc.                                 1,305,600
 21,212      Electronic Arts, Inc.                                 806,056
  1,200      HCIA, Inc.                                             33,600
 12,150      Microsoft Corp.                                     1,123,875
 29,900      Novell, Inc.                                          538,200
 19,700      Parametric Technology Corp.                         1,088,425
                                                                 4,895,756
Conglomerates (1.0%)
 97,000      Hutchison Whampoa, Ltd. (Hong Kong)                   467,461
 70,500      Ogden Corp.                                         1,639,125
  1,195      Preussag AG (Germany)                                 361,800
                                                                 2,468,386
Consumer Products (0.7%)
 37,900      Newell Co.                                            947,500
  5,850      Unilever N.V. (Netherlands)                           721,642
                                                                 1,669,142
Consumer Services (1.2%)
 29,900      Block (H & R), Inc.                                 1,166,100
 42,400      Loewen Group, Inc.                                  1,621,800
                                                                 2,787,900
Containers (1.4%)
 50,400      Ball Corp.                                          1,713,600
 38,200      Bemis Inc.                                          1,107,800
  6,000      Mayr-Melnhof Karton AG (Austria)                      374,745
                                                                 3,196,145
Cosmetics (1.0%)
 20,600      Avon Products, Inc.                                 1,454,875
 48,600      Thermolase Corp.                                      965,925
                                                                 2,420,800

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE

Electric Utilities (3.9%)
 60,400      Cinergy Corp.                                     $  1,547,750
 13,000      Hidrolectrica del Cantabrico, S.A. (Spain)             404,597
120,000      Hong Kong Electric Holdings Ltd. (Hong Kong)           416,295
 98,000      Iberdrola S.A. (Spain)                                 753,124
100,700      Long Island Lighting Co.                             1,711,900
 73,000      Northeast Utilities Co.                              1,669,875
 80,600      Potomac Electric Power Co.                           1,722,825
 22,300      South Wales Electricity PLC (United Kingdom)           315,945
 29,900      Southern Electric PLC (United Kingdom)                 367,015
  5,000      Tokyo Electric Power Co., Inc. (Japan)                 134,259
                                                                  9,043,585
Electronics and Electrical Equipment (3.5%)
    685      BBC Brown Boveri & Cie AG (Bearer)
             (Switzerland)                                          724,141
 12,000      Futaba Corp. (Japan)                                   567,901
129,400      General Electric Co. PLC (United Kingdom)              626,505
 12,000      Hirose Electric Co. Ltd. (Japan)                       820,988
 23,600      Input/Output, Inc.                                     879,100
  4,000      Kyocera Corp. (Japan)                                  355,556
 62,000      Leader Universal (Malaysia)                            205,092
  6,000      Mabuchi Motors Co. Ltd. (Japan)                        409,259
 46,000      Matsushita Electric Industrial Co., Ltd.
             (Japan)                                                724,074
 25,500      Murata Manufacturing Co. Ltd. (Japan)                1,023,149
 30,000      Nichicon Corp. (Japan)                                 432,099
 29,000      Nippondenso Co., Ltd. (Japan)                          525,103
 44,000      Omron Tateisi Electronics Co. (Japan)                  973,251
                                                                  8,266,218
Energy-Related (1.2%)
 25,980      IHC Caland N.V. (Netherlands)                          756,960
 31,850      Thermo Electron Corp.                                1,373,531
  6,100      VA Technolgie AG (Bearer) (Austria)                    674,425
                                                                  2,804,916
Entertainment (0.3%)
 13,500      Disney (Walt) Productions, Inc.                        757,688

Environmental Control (1.5%)
 25,000      Kurita Water Industries Ltd. (Japan)                   679,013
 99,900      WMX Technologies, Inc.                               2,934,563
                                                                  3,613,576
Finance (3.7%)
 11,000      ABN AMRO Holding N.V. (Netherlands)                    423,540
  9,100      Argentaria Corp. (Spain)                               347,849
 60,000      Asahi Bank Ltd. (Japan)                                629,630
 35,300      Beneficial Corp.                                     1,734,113
  4,500      Cetelem Group (France)                                 697,688
  6,600      Credit Locale de France S.A. (France)                  558,745
 56,000      Daiwa Securities Co. Ltd. (Japan)                      708,642
 17,050      Federal Home Loan Mortgage. Corp.                    1,095,463
 14,700      Federal National Mortgage Assn.                      1,402,013
 28,859      MBNA Corp.                                           1,024,495
                                                                  8,622,178

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE
Food and Beverages (3.9%)
101,500      Archer Daniels Midland Co.                        $  1,687,438
132,694      Argyll Group PLC (United Kingdom)                      724,819
 11,300      Coca-Cola Co.                                          726,025
 50,400      Dole Food Co.                                        1,650,600
 95,128      Greencore Group PLC (Ireland)                          714,169
 50,000      Guinness PLC (United Kingdom)                          380,967
 24,000      IBP, Inc.                                            1,182,000
    790      Nestle S.A. (Registered) (Switzerland)                 800,973
 20,000      Pioneer Hi-Bred International, Inc.                    860,000
 52,488      Tate & Lyle PLC (United Kingdom)                       373,860
                                                                  9,100,851
Home Building (0.6%)
 58,900      Clayton Homes, Inc.                                  1,391,513

Household Products (0.5%)
 23,000      Blyth Industries, Inc.                               1,115,500

Insurance (3.4%)
 20,427      Aegon N.V. (Netherlands)                               687,113
 25,200      Aetna Life & Casualty Co.                            1,719,900
  6,300      General RE Corp.                                       936,338
 87,800      Jardine Matheson Holdings Ltd. (Singapore)             632,160
 10,000      Mapfre Vida Seguros (Spain)                            548,240
132,352      Royal Insurance Holdings PLC (United Kingdom)          690,090
    450      Swiss Reinsurance Co. (Registered)
             (Switzerland)                                          365,300
 44,000      Tokio Marine & Fire Insurance Co. Ltd. (The)
             (Japan)                                                525,103
100,700      USF&G Corp.                                          1,825,188
                                                                  7,929,432
Leisure (0.3%)
  5,264      Zodiac (France)                                        688,814

Lodging (0.8%)
 42,080      Hospitality Franchise Systems, Inc.                  1,972,500

Machinery (1.1%)
 45,300      Harnischfeger Industries, Inc.                       1,664,775
 58,400      Siebe PLC (United Kingdom)                             602,657
100,000      Weir Group PLC (The) (United Kingdom)                  386,398
                                                                  2,653,830
Medical Equipment and Supplies (2.6%)
 45,300      Baxter International, Inc.                           1,766,700
 28,400      Boston Scientific Corp.                              1,128,900
 12,450      Medtronic, Inc.                                      1,174,969
 32,100      Sola International, Inc.                               734,288
  5,700      Stryker Corp.                                          237,975
 38,200      U.S. Surgical Corp.                                    969,325
                                                                  6,012,157

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE

Metals and Mining (1.7%)
 50,400      Alumax, Inc.                                      $  1,719,900
 54,244      Freeport-McMoRan Copper & Gold Co., Inc.
             Class B                                              1,267,954
 77,300      Freeport-McMoRan Inc.                                  434,813
    685      N.V. Bekaert S.A. (Belgium)                            522,844
                                                                  3,945,511
Networking Equipment (0.8%)
 27,500      Cisco Systems, Inc.                                  1,804,688

Office Equipment (0.3%)
 19,000      Viking Office Products, Inc.                           684,000

Oil and Gas (3.2%)
 35,300      Anadarko Petroleum Corp.                             1,685,575
 51,322      Burmah Oil PLC (United Kingdom)                        760,576
 47,800      Columbia Gas System, Inc.                            1,684,950
 70,500      Occidental Petroleum Corp.                           1,533,375
 30,000      Repsol S.A. (Spain)                                    942,064
  4,600      Repsol S.A. ADS (Spain)                                145,475
  9,100      Shell Transportation & Trading (United
             Kingdom)                                               103,863
  9,000      Societe Nationale Elf Aquitaine (Bearer)
             (France)                                               659,324
                                                                  7,515,202
Paper (0.7%)
 36,000      Cartiere Burgo S.P.A. (Italy)                          244,284
 42,400      Repola (Finland)                                       811,664
 40,800      Svenska Cellulosa AB Ser. B (Sweden)                   670,979
                                                                  1,726,927
Pharmaceuticals and Biotechnology (5.1%)
 25,000      Astra B Free (Sweden)                                  812,000
 22,700      Bristol-Myers Squibb Co.                             1,557,788
  1,200      Ciba-Geigy AG (Registered) (Switzerland)               851,368
 25,200      Lilly (Eli) & Co.                                    2,063,250
 31,800      Pfizer, Inc.                                         1,570,125
  5,100      Schering AG (Germany)                                  372,110
 12,400      Thermo Cardiosystems, Inc.                             488,250
 42,800      Upjohn Co.                                           1,813,650
 19,000      Warner-Lambert Co.                                   1,717,125
 32,000      Yamanouchi Pharmaceutical Co. Ltd. (Japan)             681,482
                                                                 11,927,148
Photography (1.5%)
 27,700      Eastman Kodak Co.                                    1,596,213
 42,800      Polaroid Corp.                                       1,867,150
                                                                  3,463,363
Publishing (0.5%)
 21,600      Singapore Press Holdings (Registered)
             (Singapore)                                            298,141
  9,363      Wolters Kluwer N.V. (Netherlands)                      825,812
                                                                  1,123,953
Railroads (0.7%)
 26,600      Union Pacific Corp.                                  1,742,300

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE
Real Estate (2.3%)
79,000       Cheung Kong Holdings Ltd. (Hong Kong)              $   391,953
100,700      Debartolo Realty Corp.                               1,422,388
111,000      Hong Kong Land Holdings Ltd. (Hong Kong)               202,020
 51,300      Meditrust Corp.                                      1,686,488
 40,300      Nationwide Health Properties, Inc.                   1,576,738
                                                                  5,279,587
Recreation (0.2%)
 43,000      Genting Berhad Co. (Malaysia)                          381,034

Restaurants (1.3%)
 27,600      Lone Star Steakhouse & Saloon                        1,107,450
 18,400      McDonald's Corp.                                       671,600
 39,200      Outback Steakhouse, Inc.                             1,264,200
                                                                  3,043,250
Retail (3.9%)
 32,000      CompUSA, Inc.                                        1,184,000
 50,000      Cycle & Carriage Ltd. (Singapore)                      457,747
 30,700      Gymboree Corp.                                         913,325
 29,100      Heilig-Meyers Co.                                      640,200
 17,000      Ito-Yokado Co., Ltd. (Japan)                           911,214
120,900      K mart Corp.                                         1,647,263
 53,400      Kroger Co.                                           1,742,175
 20,500      Office Depot, Inc.                                     638,063
234,800      Sears PLC (United Kingdom)                             408,086
 13,950      Sunglass Hut International                             592,875
                                                                  9,134,948
Semiconductors (4.3%)
 40,300      Analog Devices Inc.                                  1,395,388
  7,600      Austria Mikro Systeme International (Austria)        1,334,846
  8,300      Lam Research Corp.                                     500,075
 16,400      Linear Technology Corp.                              1,328,400
 35,900      Maxim Integrated Products Inc.                       2,737,375
 17,000      Rohm Co. Ltd. (Japan)                                1,054,630
 18,000      SGS-Thomson Microelectronics ADR (France)              866,250
 21,900      Xilinx, Inc.                                           938,963
                                                                 10,155,927
Specialty Consumer Products (0.5%)
 28,100      Department 56, Inc.                                  1,243,425

Steel (0.8%)
 30,000      Danieli & Co. (Italy)                                  188,152
 46,000      Nisshin Steel Co., Ltd. (Japan)                        187,407
 24,100      Nucor Corp.                                          1,180,900
  4,000      Ugine S.A. (Bearer) (France)                           254,570
                                                                  1,811,029
Telephone Services (1.6%)
 35,300      NYNEX Corp.                                          1,588,500
     65      Nippon Telegraph and Telephone Corp. (Japan)           591,153
 11,200      Royal PTT (United Kingdom)                             386,277

COMMON STOCKS
NUMBER OF SHARES                                                   VALUE
Telephone Services (continued)
 21,600      Tele Danmark A/S ADS (Denmark)                    $    575,100
163,126      Vodafone Group PLC (United Kingdom)                    670,818
                                                                  3,811,848
Textiles (0.5%)
 60,000      IRO AB (Sweden)                                        637,266
 65,000      Toray Industries Inc. (Japan)                          425,978
                                                                  1,063,244
Tire and Rubber (0.5%)
 40,000      Bridgestone Corp. (Japan)                              592,593
 15,380      Michelin Corp. Class B (Registered) (France)           667,794
                                                                  1,260,387
Tobacco (1.9%)
 95,694      BAT Industries PLC (United Kingdom)                    748,430
 95,700      Dimon Inc.                                           1,674,750
 27,700      Philip Morris Cos., Inc.                             2,067,113
                                                                  4,490,293
Transportation (0.2%)
 34,000      Jurong Shipyard Ltd. (Singapore)                       237,042
 24,500      Yamato Transport Co. Ltd. (Japan)                      257,099
                                                                    494,141
Water Utilities (0.3%)
 34,000      Anglian Water PLC (United Kingdom)                     287,549
 43,193      North West Water Group PLC (United Kingdom)            421,599
                                                                    709,148
Wireless Communications (1.4%)
 30,700      Airtouch Communications, Inc.                          997,750
 31,000      Paging Network, Inc.                                 1,224,500
 38,050      Vanguard Cellular Systems, Inc.                      1,032,106
                                                                  3,254,356
             Total Common Stocks (cost $193,673,023)           $220,041,517


PREFERRED STOCKS (0.4%)*
NUMBER OF SHARES                                                   VALUE

  2,000        Essilor International FRF 12.3 pfd.
               (France)                                        $    245,846
  3,600        Jungheinrich Prior DEM 6 pfd. (Germany)              802,728
               Total Preferred Stocks (cost $993,426)          $  1,048,574

WARRANTS (--%)*+ (cost $--)
NUMBER OF WARRANTS                         EXPIRATION DATE            VALUE

  2,300        Rieter Holding                      3/13/96     $      5,739

SHORT-TERM INVESTMENTS (6.5%)*
PRINCIPAL AMOUNT                                                       VALUE

$10,000,000      Federal National Mortgage Assn. 5.66s,
                 September 8, 1995                              $  9,988,994
  5,306,000      Interest in $517,279,000 joint repurchase
                 agreement dated August 31, 1995 with Morgan
                 Stanley & Co. Inc., due September 1, 1995
                 with respect to various U.S. Treasury
                 obligations--maturity value of $5,306,850
                 for an effective yield of 5.77%                   5,306,850

                 Total Short-Term Investments (cost
                 $15,295,844)                                   $ 15,295,844

                 Total Investments (cost $209,962,293)***       $236,391,674

  * Percentages indicated are based on total net assets of $234,283,915, which correspond to a net asset value per Class A, Class B and Class M share of $10.34, $10.28 and $10.33, respectively.

  + Non-income-producing security.

 ** Bankers Trust New York Corp. provides sub-custodian services to the fund.

*** The aggregate identified cost on a tax basis is $209,996,198, resulting in gross unrealized appreciation and depreciation of $31,797,306 and $5,401,830, respectively, or net unrealized appreciation of $26,395,476. ADR or ADS after the name of a holding stands for American Depository Receipt or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

Forward Currency Contracts to Sell at August 31, 1995

                                                              Unrealized
                     Market        Aggregate     Delivery    Appreciation/
                     Value         Face Value      Date     (Depreciation)
British Pounds    $ 4,165,330     $ 4,165,465    11/30/95      $    135
Japanese Yen       13,734,811      13,793,394     2/20/96        58,583
Netherland
 Guilders           2,273,561       2,326,600    11/30/95        53,039
Swiss Francs        1,919,048       1,880,595    11/30/95       (38,453)
                  $22,092,750     $22,166,054                  $ 73,304

Diversification by Country

Percentage of net assets invested in foreign countries at August 31, 1995:

Austria       1.0%    Japan               8.9%
Belgium       0.6     Malaysia            0.9
Denmark       0.2     Netherlands         3.0
Finland       0.3     Singapore           1.5
France        2.9     Spain               1.5
Germany       1.4     Sweden              1.2
Hong Kong     1.2     Switzerland         2.0
Ireland       1.0     United Kingdom      4.2
Italy         0.2


The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
August 31, 1995 (Unaudited)

Assets

Investments in securities, at value (identified cost
  $209,962,293) (Note 1)                                       $236,391,674
Cash                                                                    773
Dividends, interest and other receivables                           439,274
Receivable for shares of the fund sold                              732,405
Receivable for securities sold                                    1,513,307
Receivable for open forward currency contracts                      111,757
Unamortized organization expense (Note 1)                            77,136
Total assets                                                    239,266,326

Liabilities
Payable for securities purchased                                  3,788,216
Payable for shares of the fund repurchased                          345,868
Payable for compensation of Manager (Note 2)                        387,354
Payable for compensation of Trustees (Note 2)                           324
Payable for investor servicing and custodian fees (Note 2)           85,488
Payable for distribution fees (Note 2)                              188,840
Payable for organization expenses (Note 1)                           98,304
Payable for open forward currency contracts                          38,453
Other accrued expenses                                               49,564
Total liabilities                                                 4,982,411
Net assets                                                     $234,283,915

Represented by
Paid-in capital (Notes 1 and 4)                                $201,263,778
Undistributed net investment income (Note 1)                        727,343
Accumulated net realized gain on investments and foreign
  currency transactions (Note 1)                                  5,790,109
Net unrealized appreciation of investments and assets and
  liabilities in foreign currencies                              26,502,685
Total--Representing net assets applicable to capital shares
  outstanding                                                  $234,283,915

Computation of net asset value and offering price
Net asset value and redemption price per class A share
  ($120,648,730 divided by 11,672,250 shares)                        $10.34
Offering price per class A share (100/94.25 of $10.34)*              $10.97
Net asset value and offering price per class B share
  ($112,804,140 divided by 10,969,935 shares)**                      $10.28
Net asset value and redemption price per class M share
  ($831,045 divided by 80,443 shares)                                $10.33
Offering price per class M share (100/96.5 of $10.33)*               $10.70


 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Six months ended August 31, 1995 (Unaudited)


Investment income:
Dividends (net of foreign tax of $126,549)                       $ 2,125,028
Interest                                                             385,158
Total investment income                                            2,510,186

Expenses:
Compensation of Manager (Note 2)                                     710,769
Compensation of Trustees (Note 2)                                      4,939
Investor servicing and custodian fees (Note 2)                       222,245
Distribution fees--class A (Note 2)                                  265,271
Distribution fees--class B (Note 2)                                  474,681
Distribution fees--class M (Note 2)                                      675
Reports to shareholders                                               54,192
Auditing                                                              18,764
Legal                                                                  5,306
Postage                                                               26,020
Registration fees                                                     24,481
Administrative services (Note 2)                                       4,782
Amortization of organization expenses (Note 1)                         9,104
Other                                                                  5,283
Total expenses                                                     1,826,512
Net investment income                                                683,674
Net realized gain on investments (Notes 1 and 3)                   5,893,847
Net realized gain on forward currency contracts and
  translation of foreign currency (Notes 1 and 3)                    259,826
Net unrealized appreciation of investments during the period 24,341,599 Net unrealized appreciation on forward currency contracts and
  foreign currency translation during the period                     236,996
Net gain on investments                                           30,732,268
Net increase in net assets resulting from operations             $31,415,942


    The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                             For the period
                                                              July 1, 1994
                                                              (commencement
                                               Six months    of operations)
                                                 ended             to
                                               August 31       February 28
                                                 1995*            1995
Increase in net assets
Operations:
Net investment income                             $683,674         $216,104
Net realized gain (loss) on investments
  and foreign currency transactions              6,153,673        (349,641)
Net unrealized appreciation of investments
  and assets and liabilities in foreign
  currencies                                    24,578,595        1,924,090
Net increase in net assets resulting from
  operations                                    31,415,942        1,790,553
Distributions to shareholders from:
In excess of net realized gain on
  investments:
Class A                                             --            (176,618)
Class B                                             --            (140,189)
Increase from capital share transactions
  (Note 4)                                      33,756,642      167,537,585
Total increase in net assets                    65,172,584      169,011,331
Beginning of period                            169,111,331          100,000
End of period (including undistributed net
  investment income of $727,343 and
  $43,669, respectively)                      $234,283,915     $169,111,331

* Unaudited

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                              For the
                                                               period
                                                            July 1, 1994
                             For the period                 (commencement                  For the period
                              July 3, 1995        Six            of             Six         July 1, 1994
                             (commencement      months       operations)       Months      (commencement
                             of operations)      ended       to February       ended       of operations)
                              to August 31     August 31         28          August 31     to February 28
                                 1995*+          1995+          1995*          1995+           1995*
                                Class M                 Class B                        Class A
Net asset value,
  beginning of period            $ 9.76         $ 8.80         $ 8.50          $ 8.83          $ 8.50
Investment operations:
Net investment income              --              .02           --               .04             .03
Net realized and
  unrealized gain on
  investments                       .57           1.46            .32            1.47             .32
Total from investment
  operations                        .57           1.48            .32            1.51             .35
Less distributions from:
Net realized gain on
  investments                      --             --             (.02)           --              (.02)
Total distributions                --             --             (.02)           --              (.02)
Net asset value, end of
  period                         $10.33         $10.28         $ 8.80          $10.34          $ 8.83
Total investment return
  at net asset value (%)
  (a) (b)                          5.84          16.82           3.77           17.10            4.13
Net assets, end of period
  (in thousands)                   $831       $112,804        $75,998        $120,649         $93,114
Ratio of expenses to
  average net assets (%)
  (b)                               .34           1.04           1.45             .78            1.12
Ratio of net investment
  income to average net
  assets (%) (b)                   (.02)           .20            .05             .46             .37
Portfolio Turnover (%)
  (b)                             37.38          37.38          46.52           37.38           46.52

  + Unaudited

  * Per share net investment income for the period ended February 28, 1995 for class A and class B and for the period ended August 31, 1995 for class M has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

Notes to financial statements
August 31, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation primarily through a diversified portfolio consisting of domestic growth, domestic value and international stocks.

The fund offers class A, class B, and class M shares. The fund commenced its public offering of class M shares on July 3, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and an ongoing distribution fee that is higher than class A shares and lower than class B shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class including the distribution fees applicable to such class. Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over the counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.


C) Repurchase agreements The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.


E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid.


F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably. In addition, the fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management believes the likelihood of such a loss to be remote.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales, realized gains and losses on foreign exchange and timing for recognition of certain capital gains and losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offereing of its shares were $98,304. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions


Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion, subject, under current law, to reduction in any year to the extent that expenses (exclusive of brokerage, interest, distribution fees and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.



The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.



Trustees of the fund receive an annual Trustee's fee of $910, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.


Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided to the fund by Putnam Investor Services, a division of PFTC.


Investor servicing and custodian fees reported in the Statement of operations for the six months ended August 31, 1995 have been reduced by credits allowed by PFTC.



The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended August 31, 1995, Putnam Mutual Funds Corp., acting as the underwriter, received net commissions of $83,376 from the sale of class A shares and $984 for the sale of class M shares. There was $100,964 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the six months ended August 31, 1995, Putnam Mutual Fnds Corp., acting as the underwriter, received $460 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended August 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $106,209,886 and $70,250,207 respectively. There were no purchases or sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


Note 4
Capital shares

At August 31, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, class A, class B and class M capital shares. Transactions in capital shares were as follows:


                                                  For the period July 1, 1994
                            Six months                  (commencement of
                              ended                      operations) to
                            August 31                     February 28
                               1995                           1995
Class A               Shares         Amount         Shares         Amount
Shares sold          2,405,584    $ 22,831,922    12,088,511     $105,678,204
Shares issued
  in connection
  with
  reinvestment
  of
  distributions              8              64        19,922          170,381
                     2,405,592      22,831,986    12,108,433      105,848,585
Shares
  repurchased       (1,282,676)    (12,174,457)   (1,564,981)     (13,649,105)
Net increase         1,122,916    $ 10,657,529    10,543,452     $ 92,199,480

                                                 For the period July 1, 1994
                            Six months                 (commencement of
                               ended                    operations) to
                             August 31                   February 28
                               1995                          1995
Class B               Shares        Amount         Shares      Amount
Shares sold          3,239,030    $30,834,045     9,165,191     $80,027,296
Shares issued in
  connection with
  reinvestment of
  distributions          --            --            15,669         133,658
                     3,239,030     30,834,045     9,180,860      80,160,954
Shares
  repurchased         (902,566)    (8,552,599)     (553,271)     (4,822,849)
Net increase         2,336,464    $22,281,446     8,627,589     $75,338,105


                                    For the period July
                                          3, 1995
                                      (commencement of
                                       operations) to
                                         August 31
                                            1995
Class M                             Shares      Amount
Shares sold                         81,034     $823,745
Shares issued in connection
  with reinvestment of
  distributions                       --          --
                                    81,034      823,745
Shares repurchased                    (591)      (6,078)
Net increase                        80,443     $817,667

Our commitment to quality service



> CHOOSE AWARD-WINNING SERVICE.



  Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years. In 1994, over 80,000 tests of 55 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.



> HELP YOUR INVESTMENT GROW.



  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*



> SWITCH FUNDS EASILY.



  You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)



> ACCESS YOUR MONEY QUICKLY.



  You can get checks sent regularly or redeem shares any business day the then-current net asset value, which may be more or less than the original cost of the shares.



  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.



> To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.



* Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company


LEGAL COUNSEL
Ropes & Gray


TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President


Charles E. Porter
Executive Vice President


Patricia C. Flaherty
Senior Vice President

John R. Verani
Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

David L. King
Vice President and Fund Manager

John K. Storkerson
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

William N. Shiebler
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Equity Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary.


Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[Putnam logo]
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


20665-522/525/2AF


Bulk Rate
U.S. Postage
PAID
Putnam
Investments

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(5)  Page numbering is omitted.

(6)  Trademark symbol replaced with (TM); Service Mark symbol is replaced
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